Supplement dated May 29, 2015
to the Currently Effective
Prospectus, Summary Prospectus and Statement of Additional Information of
Prudential Income Builder Fund

Effective immediately, Kwok Wing Cheong, CFA joins Marc R. Halle, Rick J. Romano, CFA, Gek Lang Lee, CFA and Michael Gallagher as a portfolio manager for the segment of the Fund managed by Prudential Real Estate Investors. To reflect this change, the Prospectus, Summary Prospectus and the Statement of Additional Information are revised, as set forth below:

I. The Summary Prospectus and the Prospectus are hereby revised by including Kwok Wing Cheong, CFA in the table entitled “Management of the Fund.”

II. The section of the Prospectus entitled “How the Fund is Managed—Portfolio Managers” is hereby revised by including the following professional biography for Kwok Wing Cheong, CFA:

Kwok Wing Cheong, CFA, is a Portfolio Manager for PREI and is responsible for the management of the group's public securities investments in South Asia and Australasia. He has spent more than 20 years in the industry as a portfolio manager and equity analyst.

Prior to joining Prudential, Mr. Cheong was with HSBC Global Asset Management where he was responsible for their Singapore and Thailand dedicated country fund and was part of the team overseeing the HSBC Asia Ex-Japan mandate. Between 1991 and 2005, Mr. Cheong was an equity analyst at UBS Securities, Merrill Lynch and OUB Securities. He holds a Bachelor of Business (Accounting) from Curtin University (Australia), is a CFA charterholder and a Certified Practicing Accountant (CPA).

III. The Statement of Additional Information is hereby revised by including the following information with respect to the other accounts managed by Kwok Wing Cheong, CFA:

Subadviser	Portfolio Manager	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/ Total Assets	Other Accounts/ Total Assets	Ownership of Fund Securities
PREI®	Kwok Wing Cheong, CFA	6 / $4,795,060	None	8/$689,523,210	None

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